INCOME TAX EXPENSE	12 Months Ended
Jun. 30, 2018
Major components of tax expense (income) [abstract]
Income tax

17

INCOME TAX

SIGNIFICANT ACCOUNTING ASSUMPTIONS AND ESTIMATES

Management periodically evaluates positions taken where tax regulations are subject to interpretation. This includes the treatment of Ergo as a single mining operation pursuant to the relevant ring-fencing legislation.

The deferred tax liability is calculated by applying a forecast weighted average tax rate that is based on a prescribed formula. The calculation of the forecast weighted average tax rate requires the use of assumptions and estimates and are inherently uncertain and could change materially over time. These assumptions and estimates include expected future profitability and timing of the reversal of the temporary differences. Due to the forecast weighted average tax rate being based on a prescribed formula that increases the effective tax rate with an increase in forecast future profitability, and vice versa, the tax rate can vary significantly year on year and can move contrary to current period financial performance.

A 100 basis points increase in the effective tax rate will result in an increase in the net deferred tax liability at June 30, 2018 of approximately R8.0 million (2017: R7.4 million; 2016: R8.1 million).

The assessment of the probability that future taxable profits will be available against which the tax losses and unredeemed capital expenditure can be utilised requires the use of assumptions and estimates and are inherently uncertain and could change materially over time.

Capital expenditure is assessed by the South African Receiver of Revenue when it is redeemed against taxable mining income rather than when it is incurred. A different interpretation by the South African Receiver of Revenue regarding the deductibility of these capital allowances may therefore become evident subsequent to the year of assessment when the capital expenditure is incurred.

ACCOUNTING POLICIES

Income tax expense comprises current and deferred tax. Each company is taxed as a separate entity and tax is not set-off between the companies.

Current tax

Current tax comprise the expected tax payable or receivable on the taxable income or loss for the year and any adjustment on tax payable or receivable in respect of the previous year is recognised in profit or loss except to the extent that it relates to items recognised directly in equity or OCI. The current tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the reporting date.

Deferred tax

Deferred tax is recognised in respect of temporary differences between the carrying amounts and the tax bases of assets and liabilities. Deferred tax is not recognised on the initial recognition of assets or liabilities in a transaction that is not a business combination and that affects neither accounting nor taxable profit.

Deferred tax assets relating to unutilised tax losses and unutilised capital allowances are recognised to the extent that it is probable that future taxable profits will be available against which the unutilised tax losses and unutilised capital allowances can be utilised. The recoverability of these assets is reviewed at each reporting date and adjusted if recovery is no longer probable.

Deferred tax related to gold mining income is measured at a forecast weighted average tax rate that is expected to be applied to temporary differences when they reverse, using tax rates enacted or substantially enacted at the reporting date.

17.1

INCOME TAX EXPENSE

Tax on gold mining income is determined based on a formula: Y = 34 - 170/X where Y is the percentage rate of tax payable and X is the ratio of taxable income, net of any qualifying capital expenditure that bears to gold mining income derived, expressed as a percentage. Non-mining income, which consists primarily of interest accrued, is taxed at a standard rate of 28%.

All mining capital expenditure is deducted in the year it is incurred to the extent that it does not result in an assessed loss. Capital expenditure not deducted from mining income is carried forward as unutilised capital allowances to be deducted from future mining income.

17	INCOME TAX continued

17.1	INCOME TAX EXPENSE continued

	Amounts in R million	2018	2017	2016

	Mining tax	(23.2)	54.2	(46.9)
	Non-mining tax	(2.7)	(3.8)	-

		(25.9)	50.4	(46.9)
	Comprising:
	Current tax - current year	(6.4)	(1.9)	(0.5)
	Current tax - prior year	-	-	(5.1)
	Deferred tax - current year	(19.5)	53.4	(42.1)
	Deferred tax - prior year	-	(1.1)	0.8

		(25.9)	50.4	(46.9)

	Tax reconciliation
	Major items causing the Group's income tax expense to differ from the statutory rate were:
	Tax on net (profit)/loss before tax at the South African corporate tax rate of 28%	(9.0)	10.3	(30.5)
	Rate adjustment to reflect the actual realised company tax rates	3.5	(7.9)	4.4
	Deferred tax rate adjustment (a)	(12.8)	37.5	(21.7)
	Non-deductible expenditure (b)	(9.8)	(1.8)	(1.8)
	Utilisation of tax losses for which deferred tax assets were previously unrecognised (c)	2.6	5.9	7.5
	Current year tax losses for which no deferred tax was recognised	(0.8)	(0.3)	-
	Exempt income and other non-taxable income	-	5.4	-
	Tax incentives	0.4	0.2	0.7
	Other temporary differences	-	-	(1.2)
	Over/(under) provided in prior periods	-	1.1	(4.3)

	Income tax	(25.9)	50.4	(46.9)

(a) Deferred tax rate adjustment

The forecast weighted average deferred tax rate increased from 18.6% to 20.3% as a result of an increase in forecast profitability of Ergo (2017: decreased from 23.1% to 18.6% due to the decrease in forecast profitability of Ergo; 2016: increased from 20.1% to 23.1% due to the increase in forecast profitability of Ergo).

(b) Non-deductible expenditure

The most significant non-deductible expenditure incurred by the Group includes:

  R9.0 million transactions costs incurred related to the acquisition of the WRTRP Assets;
  R8.8 million fair value adjustment on initial recognition of the long-term receivable;
  R7.5 million net operating cost related to Ergo Business Development Academy Not for Profit Company that is not deductible as it is exempt from income tax; and
  R6.0 million expenditure that is capital in nature.

(c) Utilisation of tax losses for which deferred tax assets were previously unrecognised

Group entities that are not expected to generate recurring taxable income, and therefore have unrecognised deferred tax assets, generated taxable income during the year ended June 30, 2018 resulting in the utilisation of unrecognised losses.

17	INCOME TAX continued

17.2	DEFERRED TAX

	Deferred tax assets and liabilities relate to the following:

	Amounts in R million	2018	2017

	Deferred tax asset
	Provisions	8.7	5.0
		8.7	5.0

	Deferred tax liability
	Property, plant and equipment	(261.5)	(223.8)
	Provisions, including rehabilitation provision	95.0	80.2
	Other temporary differences (1)	2.8	3.1
		(163.7)	(140.5)

	Net deferred mining and income tax liability	(155.0)	(135.5)

	Movement in the net deferred tax liability is as follows:

	Amounts in R million	2018	2017

	Opening balance	(135.5)	(187.9)

	Recognised in profit or loss	(19.5)	52.4
	Property, plant and equipment	(37.7)	83.1
	Provisions, including rehabilitation provision	18.5	(29.4)
	Other temporary differences (1)	(0.3)	(1.3)

	Closing balance	(155.0)	(135.5)

	(1) Includes the temporary differences on the finance lease obligation.

Deferred tax assets have not been recognised in respect of the following:

Amounts in R million	2018	2017

Tax losses	37.3	20.5
Unredeemed capital expenditure	272.9	272.9
Capital losses	330.0	325.2

Deferred tax assets have not been recognised for Group entities that are not expected to generate future taxable profits against which the tax losses, unredeemed capital expenditure and capital losses can be utilised.